                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                February 17, 2000

             -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                            INTERNATIONAL PAPER COMPANY
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



New York                     1-3157                   13-0872805
--------------              -----------               ----------------------
(State of                   (Commission               (IRS Employer
Incorporation)               File)                    Identification Number)





                   Two Manhattanville Road, Purchase, Ny 10577
             -------------------------------------------------------
                    (Address of Principal executive offices)


                                  914-397-1500
                                 ---------------
                                 (Telephone No.)


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  N/A

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  The Company announced that it has agreed to acquire Shorewood Packaging Corporation. The all cash transaction values Shorewood stock at $21 per share, or approximately $600 million. International Paper would also assume approximately $275 million in Shorewood debt.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  N/A

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  N/A

ITEM 5.           OTHER EVENTS

                  N/A

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  N/A

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements:

                  N/A

                  (b)      Pro Forma Financial Information:

                  N/A

                  (c)      Exhibits

                  (99) Press release dated February 17, 2000 announcing International Paper's agreement to buy Shorewood Packaging Corporation.

ITEM 8.           CHANGES IN FISCAL YEAR

                  N/A

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                INTERNATIONAL PAPER COMPANY
                                                (Registrant)



Date:     February 17, 2000                      /s/ Carol M. Samalin
          Purchase, NY                           --------------------
                                                 Carol M. Samalin
                                                 Assistant Secretary